EXHIBIT 10.4

                                                                  EXECUTION COPY

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                          SALE AND SERVICING AGREEMENT

                                      among

                           GS AUTO LOAN TRUST 2006-1,
                                   as Issuer,

                  GOLDMAN SACHS ASSET BACKED SECURITIES CORP.,
                                  as Depositor,

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                              as Indenture Trustee,

                                       and

                         GOLDMAN SACHS MORTGAGE COMPANY,
                                   as Servicer

                           Dated as of August 2, 2006

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                                TABLE OF CONTENTS

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                                                                                                   PAGE
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ARTICLE I      DEFINITIONS AND USAGE ............................................................     1

ARTICLE II     TRANSFERRED ASSETS ...............................................................     1

     SECTION 2.1   Conveyance of Transferred Assets; Intent of the Parties ......................     1

     SECTION 2.2   Representations and Warranties of the Depositor regarding the Receivables ....     1

     SECTION 2.3   Repurchase upon Breach .......................................................     2

     SECTION 2.4   Custody of Receivable Files ..................................................     3

     SECTION 2.5   Representations and Warranties as to the Security Interest of
                   the Issuer in the Receivables ................................................     3

ARTICLE III    ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY ...................     4

     SECTION 3.1   Duties of Servicer ...........................................................     4

     SECTION 3.2   Collection of Receivable Payments ............................................     5

     SECTION 3.3   Realization Upon Receivables .................................................     5

     SECTION 3.4   Maintenance of Security Interests in Financed Vehicles .......................     6

     SECTION 3.5   Covenants of Servicer ........................................................     6

     SECTION 3.6   Purchase of Receivables Upon Breach ..........................................     6

     SECTION 3.7   Servicer Fees ................................................................     7

     SECTION 3.8   Monthly Noteholder Report ....................................................     8

     SECTION 3.9   Annual Statement as to Compliance; Notice of Event of Servicing
                   Termination ..................................................................     8

     SECTION 3.10  Annual Independent Certified Public Accountant's Report ......................     8

     SECTION 3.11  Access to Certain Documentation and Information Regarding Receivables ........     9

     SECTION 3.12  Servicer Expenses ............................................................     9

ARTICLE IV     DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS ..................     9

     SECTION 4.1   Accounts .....................................................................     9

     SECTION 4.2   Collections ..................................................................    11

     SECTION 4.3   Application of Collections ...................................................    11

     SECTION 4.4   Additional Deposits ..........................................................    11

     SECTION 4.5   Distributions ................................................................    11

     SECTION 4.6   Net Deposits .................................................................    11

     SECTION 4.7   Statements to Noteholders and Certificateholders .............................    11
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                                TABLE OF CONTENTS

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                                                                                                   PAGE
ARTICLE V      THE DEPOSITOR ....................................................................    14

     SECTION 5.1   Representations, Warranties and Covenants of Depositor .......................    14

     SECTION 5.2   Liability of Depositor; Indemnities ..........................................    15

     SECTION 5.3   Merger or Consolidation of, or Assumption of the Obligations of Depositor ....    15

     SECTION 5.4   Limitation on Liability of Depositor and Others ..............................    16

     SECTION 5.5   Depositor May Own Notes or Certificates ......................................    16

ARTICLE VI     THE SERVICER .....................................................................    16

     SECTION 6.1   Representations of Servicer ..................................................    16

     SECTION 6.2   Indemnities of Servicer ......................................................    17

     SECTION 6.3   Merger or Consolidation of, or Assumption of the Obligations of Servicer .....    17

     SECTION 6.4   Limitation on Liability of Servicer and Others ...............................    18

     SECTION 6.5   Subservicing and Delegation of Duties ........................................    19

     SECTION 6.6   Servicer Not to Resign as Servicer; Resignation and Termination of
                   Receivables Servicers ........................................................    19

     SECTION 6.7   Servicer May Own Notes or Certificates .......................................    19

ARTICLE VII    SERVICING TERMINATION ............................................................    20

     SECTION 7.1   Events of Servicing Termination ..............................................    20

     SECTION 7.2   Appointment of Successor Servicer ............................................    22

     SECTION 7.3   Notification to Noteholders and Certificateholders ...........................    23

     SECTION 7.4   Waiver of Past Events of Servicing Termination ...............................    23

ARTICLE VIII   TERMINATION ......................................................................    23

     SECTION 8.1   Optional Purchase of All Receivables .........................................    23

     SECTION 8.2   Succession Upon Satisfaction and Discharge of Indenture ......................    23

ARTICLE IX     MISCELLANEOUS PROVISIONS .........................................................    24

     SECTION 9.1   Amendment ....................................................................    24

     SECTION 9.2   Protection of Title to Trust Property ........................................    25

     SECTION 9.3   Governing Law; Submission to Jurisdiction; Waiver of Jury Trial ..............    26

     SECTION 9.4   Notices ......................................................................    27

     SECTION 9.5   Severability of Provisions ...................................................    27

     SECTION 9.6   No Waiver; Cumulative Remedies ...............................................    28
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                                TABLE OF CONTENTS

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                                                                                                   PAGE
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     SECTION 9.7   Third-Party Beneficiaries ....................................................    28

     SECTION 9.8   Limitation of Liability of the Owner Trustee and the Indenture Trustee .......    28

     SECTION 9.9   Transfers Intended as Sale; Security Interest ................................    28

     SECTION 9.10  No Petition ..................................................................    29

     SECTION 9.11  Execution in Counterparts ....................................................    30

     SECTION 9.12  Headings .....................................................................    30

Appendix A     Definitions and Usage

Schedule A     Receivables
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                                       iv

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      This SALE AND SERVICING AGREEMENT, dated as of August 2, 2006 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), is among GS AUTO LOAN TRUST 2006-1 (the "Issuer"), a Delaware statutory trust, GOLDMAN SACHS ASSET BACKED SECURITIES CORP., a Delaware corporation (the "Depositor"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Indenture Trustee (in such capacity, the "Indenture Trustee"), and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as servicer (in such capacity, the "Servicer").

      WHEREAS, the Issuer desires to purchase from the Depositor a portfolio of receivables and related property consisting of motor vehicle retail installment sale contracts and loans;

      WHEREAS, the Servicer is willing to service such receivables on behalf of the Issuer.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                              DEFINITIONS AND USAGE

      Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                   ARTICLE II

                               TRANSFERRED ASSETS

      SECTION 2.1 CONVEYANCE OF TRANSFERRED ASSETS; INTENT OF THE PARTIES. In consideration of the Issuer's delivery to, or upon the order of, the Depositor of the Notes and the Certificates, the Depositor does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Depositor, whether now owned or hereafter acquired, in and to the Transferred Assets. The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Depositor or any other Person to the Obligors or any other Person in connection with the Receivables and the other Transferred Assets or any agreement, document or instrument related thereto. The Depositor and the Issuer intend that the sale, transfer, assignment and conveyance of the Transferred Assets pursuant to this Section 2.1 shall be a sale and not a secured borrowing.

      SECTION 2.2 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR REGARDING THE RECEIVABLES. The Depositor makes the following representations and warranties with respect to the Receivables, on which the Issuer relies in purchasing the Receivables and pledging the same to the Indenture Trustee. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to this Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

                  (i) Schedule of Receivables. No selection procedures adverse to the Securityholders have been used by the Depositor in selecting the Receivables from all receivables owned by the Depositor which meet the selection criteria specified herein.

                  (ii) No Sale or Transfer. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer.

                  (iii) Good Title. Immediately prior to the transfer and
            assignment of the Receivables to the Issuer herein contemplated, each Receivable was free and clear of all Liens created by the Depositor; and, immediately upon the transfer thereof, the Issuer has either (i) good and marketable title to each Receivable, free and clear of all of all Liens and rights of others to the extent created by the Depositor and the transfer has been perfected under applicable law or (ii) a first priority perfected security interest in the Depositor's rights in each Receivable.

      SECTION 2.3 REPURCHASE UPON BREACH. (a) Each of the Depositor, the Servicer, the Issuer and the Indenture Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Depositor's representations and warranties pursuant to Section 2.2 which materially and adversely affects the interest of the Issuer in any Receivable. Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee of such breach, the Depositor shall repurchase any Receivable for which the interest of the Issuer is materially and adversely affected by such breach as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery). Any such breach shall not be deemed to have a material and adverse effect on the interests of the Issuer if such breach does not affect the ability of the Issuer to receive and retain timely payment in full on the related Receivable. The Depositor shall remit the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3), in the manner specified in Section 4.4.

            (b) In addition to the foregoing repurchase obligations, if the interest of the Issuer in any Receivable is materially and adversely affected by a breach by an Originator of a representation or warranty relating to such Receivable in an Originator Purchase Agreement, the Depositor shall repurchase such Receivable from the Issuer but only if the Originator shall in fact repurchase such Receivable. The Depositor shall remit the purchase price paid by the Originator with respect to such Receivable pursuant to Section 3.3 of this Agreement to or at the direction of the Issuer or Indenture Trustee, as the case may be.

            (c) The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of any of the representations and warranties referred to in Sections 2.3(a) and (b) shall be the repurchase of the related Receivables pursuant to
Section 2.3(a) or (b), as applicable.

            (d) Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the

                                        2           SALE AND SERVICING AGREEMENT
repurchase of any Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.

            (e)   With respect to all Receivables purchased pursuant to this
Section 2.3, the Issuer shall assign to the Depositor or the applicable Originator, as the case may be, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

      SECTION 2.4 CUSTODY OF RECEIVABLE FILES. The Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable:

                  (i) the original executed Receivable or, if no such original exists, a copy thereof;

                  (ii) the original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche;

                  (iii) the original certificate of title or such documents that the related Receivables Servicer keeps on file, in accordance with its customary procedures, evidencing the security interest of the related Originator in the related Financed Vehicle; and

                  (iv) any and all other documents (including any computer file, diskette or microfiche) that the Servicer or the related Receivables Servicer shall keep on file, in accordance with its or the related Receivables Servicer's customary procedures, relating to a Receivable.

      The Servicer shall be permitted to appoint the applicable Receivables Servicer to hold the documents and instruments relating to those Receivables for the benefit of the Issuer and the Indenture Trustee. The Issuer and the Indenture Trustee shall have no responsibility to monitor the Servicer's (or the Receivables Servicers') performance as custodian and shall have no liability in connection with the Servicer's (or the Receivables Servicers') performance of such duties hereunder.

      SECTION 2.5 REPRESENTATIONS AND WARRANTIES AS TO THE SECURITY INTEREST OF THE ISSUER IN THE RECEIVABLES. The Depositor makes the following representations and warranties to the Issuer and the Indenture Trustee. The representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Trust Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

                                        3           SALE AND SERVICING AGREEMENT

            (b) The Receivables constitute "tangible chattel paper" within the meaning of Article 9 of the UCC.

            (c) Immediately prior to its transfer to the Issuer, each Receivable was free and clear of any Lien created by the Depositor.

            (d) The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Issuer hereunder. Each such financing statement will contain a statement to the following effect "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party."

            (e) Other than the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against it.

            (f) The contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller or the Issuer.

      Each of the parties hereto agrees that it shall not, without satisfaction of the Rating Agency Condition, waive any of the representations and warranties in this Section 2.5.

                                  ARTICLE III

         ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY

      SECTION 3.1 DUTIES OF SERVICER. The Servicer shall (or shall in accordance with Section 6.5 require the Receivables Servicers to) manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer (or the related Receivables Servicer) exercises with respect to all comparable new or used automobile and light-duty truck receivables that it (or the related Receivables Servicer) services for itself or others. The duties the Servicer shall be responsible to delegate to the Receivables Servicers include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, reporting tax information to Obligors and accounting for collections. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer or those standards of the applicable Receivables Servicer set forth in the related Receivables Servicing Agreement. Without limiting the generality of the foregoing, the Servicer is hereby (and each Receivables Servicer pursuant to its Receivables Servicing Agreement is thereby) authorized and empowered to execute and deliver, on behalf of itself (or the Servicer, in the case of a Receivables Servicer), the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, or any of them, any and

                                        4           SALE AND SERVICING AGREEMENT
all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer (or the related Receivables Servicer) shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer (or the related Receivables Servicer). If in any enforcement suit or legal proceeding it shall be held that the Servicer (or the related Receivables Servicer) may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Issuer shall, at the Servicer's expense and direction (or, to the extent permitted in the related Receivables Servicing Agreement, the related Receivables Servicer's expense and direction), take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Noteholders, the Certificateholders, or any of them. The Issuer shall furnish the Servicer (or the related Receivables Servicer) with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

      SECTION 3.2 COLLECTION OF RECEIVABLE PAYMENTS. The Servicer shall (or shall in accordance with Section 6.5 require the related Receivables Servicer
to) make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable new or used automobile and light-duty truck receivables that it services for itself and others. To the extent the Indenture Trustee becomes aware of any breach by a Receivables Servicer, the Indenture Trustee shall, to the extent legally entitled pursuant to the terms thereof, enforce (or cause the enforcement of) the obligations of such Receivables Servicer under the related Receivables Servicing Agreement in all material respects until such Receivables Servicing Agreement has been terminated in accordance with its terms. Notwithstanding anything herein to the contrary, the Servicer and Ford Credit, as a Receivables Servicer, shall not be required to make any collection, repossession or liquidation efforts with respect to the Ford Credit Receivables after January 28, 2012.

      SECTION 3.3 REALIZATION UPON RECEIVABLES. On behalf of the Issuer, the Servicer shall (or shall require the related Receivables Servicer to) use reasonable efforts, consistent with its (or the related Receivables Servicer's) customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer (or the related Receivables Servicer) shall have determined to be uncollectible. The Servicer shall (or shall require the related Receivables Servicer to) follow such customary standards, policies and procedures as it (or the related Receivables Servicer) shall deem necessary or advisable in its servicing of comparable receivables, which may include selling the Financed Vehicle at public or private sale. The Servicer (or the related Receivables Servicer) shall be entitled to recover from proceeds all reasonable expenses incurred by it in the course of converting the Financed Vehicle into cash proceeds. The Liquidation Proceeds (net of such expenses, if applicable) realized in connection with any such action with respect to a Receivable shall be deposited by the Servicer (or the related Receivables Servicer) into the Collection Account in the manner specified in Section 4.2 and shall be applied to reduce (or to satisfy, as the case may be) the Purchase Amount of the Receivable, if such Receivable is to be repurchased by the Depositor or a Seller pursuant to Section 2.3 or is to be purchased by the Servicer pursuant to
Section 3.6. The foregoing shall be subject to the provision that the Servicer (or the

                                        5           SALE AND SERVICING AGREEMENT
related Receivables Servicer) shall not be required to expend funds in connection with the repair or the repossession of a Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

      SECTION 3.4 MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES. The Servicer shall (or shall require the related Receivables Servicer to), in accordance with its (or the related Receivables Servicer's) customary procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer (or a Receivables Servicer) to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason, in either case, when the Servicer has knowledge of the need for such re-perfection.

      SECTION 3.5 COVENANTS OF SERVICER. The Servicer (or a Receivables Servicer) may grant extensions, rebates, deferrals, amendments, modifications or adjustments on a Receivable in accordance with its customary practices (or the servicing standard of the applicable Receivables Servicer set forth in the related Receivables Servicing Agreement); PROVIDED, HOWEVER, that the Servicer will purchase such Receivable in the manner provided in SECTION 3.6 if any event occurs which results in a repurchase by a Receivables Servicer of the Receivable under the applicable Originator Agreement. The Servicer (or any Receivables Servicer) may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. Notwithstanding anything in this Agreement to the contrary, the Servicer (or any Receivables Servicer) may refinance any Receivable if the full Principal Balance of such Receivable is deposited into the Collection Account, and the receivable created by such refinancing shall not be property of the Issuer.

      SECTION 3.6 PURCHASE OF RECEIVABLES UPON BREACH. (a) Each of the Depositor, the Servicer, the Issuer and the Indenture Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of Section 3.4 which materially and adversely affects the interest of the Issuer in any Receivable or any event under Section 3.5 which materially and adversely affects the interest of the Issuer in any Receivable. Unless the breach or event shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee of such breach or event, the Servicer shall repurchase any Receivable, the interest of the Issuer in which is materially and adversely affected by such breach or event as of such last day (or, at the Servicer's option, the last day of the first Collection Period following the discovery). The Servicer shall remit the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3), in the manner specified in Section 4.4.

            (b) Each of the Depositor, the Servicer and the Issuer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any action with respect to a Receivable which results in a requirement by Ford Credit, Huntington or OSB to repurchase the Receivable. Upon its receipt of notice as described in the preceding sentence, the Indenture Trustee shall notify (or shall cause notice to be delivered to) Ford Credit, Huntington or OSB, as the case may be, of such repurchase requirement and, unless the action requiring the repurchase shall have been cured within the cure period specified in the applicable Originator

                                        6           SALE AND SERVICING AGREEMENT

Agreement, the Indenture Trustee shall enforce (or cause the Depositor to enforce) the obligation of Ford Credit, Huntington or OSB, as the case may be, to repurchase such Receivable. The Servicer shall cause the Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3) from such purchase to be remitted in the manner specified in Section 4.4.

            (c) The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of Section 3.4 or an event described in Section 3.5 shall be the repurchase of the related Receivables pursuant to Section 3.6(a) or (b), as applicable.

            (d) Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 3.6.

            (e)   (i)   To the extent necessary, under the Ford Credit Servicing
Agreement, Ford Credit may, in its sole discretion in order to liquidate a Ford Credit Receivable after the occurrence of a Deferred Repurchase Trigger Event, repurchase such Receivable from Trust I or the Depositor, as the case may be, which shall have the right to purchase such Receivable from the Issuer. The Depositor shall remit the related Deferred Purchase Price paid by Ford Credit with respect to such Receivable in the manner specified in Section 4.4.

                  (ii) Under the Ford Credit Servicing Agreement, Ford Credit may, in its sole discretion, sell a Ford Credit Receivable that it has charged off in accordance with its customary standards, policies and procedures and has elected to repurchase as described in clause
            (i) above as part of a bulk sale by Ford Credit of charged off retail installment sale contracts that it services for itself and others. Proceeds of any such bulk sale allocable to the Ford Credit Receivables, determined by Ford Credit in its discretion, will constitute recoveries that shall be the final payment of Deferred Repurchase Amounts relating to such Receivables. The sole right of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to Receivables sold pursuant to this Section 3.6(e)(ii) shall be the recoveries as described above.

            (f) With respect to all Receivables purchased pursuant to this Section 3.6, the Issuer shall assign to the Servicer, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

      SECTION 3.7 SERVICER FEES. The Servicer shall be entitled to the Net Servicing Fee, which shall be payable as provided in Section 8.2 of the Indenture. The Receivables Servicers shall be entitled to the Receivables Servicer Servicing Fee. To the extent that a Receivables Servicer does not retain its Receivables Servicer Servicing Fee from collections on Receivables serviced by it, the Servicer will pay any portion of that Receivables Servicer Servicing Fee that is not so retained directly to that Receivables Servicer.

                                        7           SALE AND SERVICING AGREEMENT

      SECTION 3.8 MONTHLY NOTEHOLDER REPORT. On each Payment Date, the Indenture Trustee will prepare and make available to the Depositor, the Owner Trustee, each Note Paying Agent and each Certificate Paying Agent, with a copy to the Rating Agencies, a report (the "Monthly Noteholder Report"), based on Receivables information provided by SST, containing all information necessary to calculate the transfers and distributions on each Payment Date pursuant to
Section 8.2 of the Indenture for the Collection Period preceding the date of such Monthly Noteholder Report and the written statement to be furnished by the Indenture Trustee to the Noteholders pursuant to Section 4.7 hereof and Section
7.4 of the Indenture. SST will be responsible for aggregating the monthly reports prepared by SST as a Receivables Servicer and the other Receivables Servicers to the extent those reports are forwarded to SST by the Servicer or the other Receivables Servicers; provided, however, that SST will not be liable for any incomplete report to the extent that SST did not receive the information required to complete that report from another Receivables Servicer. SST shall promptly notify the Depositor and the Servicer in the event it does not timely receive any report from a Receivables Servicer. Neither the Servicer, the Issuer, SST, the Owner Trustee nor the Indenture Trustee shall have any liability or responsibility for any inaccuracy in any Monthly Noteholder Report resulting from any inaccuracy in any information provided by a Receivables Servicer.

      SECTION 3.9 ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF EVENT OF SERVICING TERMINATION. (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before March 1 of each year beginning March 1, 2007, a servicer compliance statement with respect to the preceding calendar year in accordance with Item 1123 of Regulation AB.

      (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained actual knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under
Section 7.1.

      (c) The Servicer will deliver to the Owner Trustee and to the Indenture Trustee, on or before March 1 of each year, beginning March 1, 2007, a report regarding the Servicer's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

      SECTION 3.10 ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S REPORT. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer, the Seller, the Depositor or the Receivables Servicers, to deliver to the Owner Trustee and the Indenture Trustee on or before March 1 of each year beginning March 1, 2007 with respect to the twelve months ended on the immediately preceding December 31 (or such shorter period in the case of the first such report) a report that attests to, and reports on, the Servicer's assessment delivered pursuant to Section 3.09(c), which attestation report shall be made in accordance with the requirements of Rule 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB.

                                        8           SALE AND SERVICING AGREEMENT

      SECTION 3.11 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES. In each case subject to the Servicer's rights to access under the related Receivables Servicing Agreement, the Servicer shall provide to the Issuer and the Indenture Trustee access to the Receivable Files without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer or the respective offices of the Receivables Servicers, as applicable. Nothing in this Section 3.11 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this
Section 3.11.

      SECTION 3.12 SERVICER EXPENSES. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees, expenses (including counsel fees and expenses) and disbursements of the independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders and Certificateholders, except that each Receivables Servicer will be entitled to any Supplemental Servicing Fee.

            (a) SARBANES OXLEY ACT OF 2002. The Depositor or Servicer shall provide on a timely basis for filing with the 1934 Act Documents, the certification required by Rule 15d-14 under the Exchange Act and Section 302 of the Sarbanes-Oxley Act to be included in those reports. The Depositor and the Servicer, or either of them, is authorized to file such certification or any other 1934 Act Document on behalf of the Issuer.

            (b) To the extent any reports or documents are required to be filed or any other certification is required to be made with respect to the Issuer, the Notes or the Certificates pursuant to the Sarbanes-Oxley Act, the Depositor or the Servicer shall prepare and execute any such report, document or certification and the Depositor and the Servicer, or either of them, is authorized to file such report, document or certification on behalf of the Issuer.

                                   ARTICLE IV

         DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

      SECTION 4.1 ACCOUNTS. (a) Prior to the Closing Date there shall have been established (i) the Ford Credit Deposit Account, to which Ford Credit has agreed to deposit collections on the Ford Credit Receivables, as more specifically described in the Ford Credit Servicing Agreement, (ii) a Huntington Deposit Account, to which Huntington has been directed to remit collections on the Huntington Receivables in accordance with the Huntington Purchase and Servicing Agreement and (iii) a SST Deposit Account, to which SST shall deposit collections on the OSB Receivables, as more specifically described in the SST Servicing Agreement. Each of the forgoing deposit accounts were established and shall initially be maintained with the Depository Institution, which shall be a "federally insured depository institution" as specified in Item 1122(d)(2)(v) of Regulation AB. No checks shall be issued, printed or honored with respect to any such account. On the Business Day prior to each Payment Date, the Indenture Trustee is hereby instructed to withdraw from each such deposit account for deposit into the Collection Account the Available Collections for the related Collection Period. All monies owned by the Issuer deposited from time to time in the foregoing deposit accounts shall be held

                                        9           SALE AND SERVICING AGREEMENT
by the Depository Institution for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property; provided, however, that all monies owned by the Seller or other third parties deposited from time to time in the foregoing deposit accounts shall not be so held and shall not be available for deposit into the Collection Account and shall not be available to make payments in respect of the Notes or the Certificates.

            (b) The Indenture Trustee shall, prior to the Closing Date, cause to be established and maintained two Eligible Deposit Accounts in the name "JPMorgan Chase Bank, National Association, as Indenture Trustee and as secured party for GS Auto Loan Trust 2006-1", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Collection Account" and the "Principal Distribution Account," respectively. The Collection Account and the Principal Distribution Account shall be under the sole dominion and control of the Indenture Trustee. In addition, the Collection Account and the Principal Distribution Account shall be established and maintained at an institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. All monies deposited from time to time in the Collection Account and the Principal Distribution Account shall be held by the Indenture Trustee as secured party for the benefit of the Indenture Secured Parties and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property. All deposits to and withdrawals from the Collection Account and the Principal Distribution Account shall be made only upon the terms and conditions of the Basic Documents.

            (c) All amounts held in the Collection Account and the Principal Distribution Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the depository institution or trust company then maintaining the Collection Account and the Principal Distribution Account in specified Permitted Investments that mature not later than the second Business Day immediately prior to the Payment Date (or if the Rating Agency Condition is satisfied, not later than such Payment Date) for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. The Indenture Trustee shall not be liable for investment losses in Permitted Investments made in accordance with directions from the Servicer. In the event that the Collection Account or the Principal Distribution Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Indenture Trustee shall cause an Eligible Deposit Account to be established as the Collection Account or Principal Distribution Account, as applicable, within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

            (d) The Indenture Trustee shall, prior to the Closing Date, cause an Eligible Deposit Account to be established and maintained, in the name "GS Auto Loan Trust 2006-1 Certificate Distribution Account", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Certificate Distribution Account". The Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Distribution Account pursuant to this Agreement and the Indenture shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the

                                       10           SALE AND SERVICING AGREEMENT

Indenture Trustee, the Indenture Trustee shall cause an Eligible Deposit Account to be established as the Certificate Distribution Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent) and shall give written notice of the location and account number of such account to the Owner Trustee.

      SECTION 4.2 COLLECTIONS. Upon the Indenture Trustee becoming aware or receiving notice of the failure of a Receivables Servicer to remit Collections in accordance with the terms of the applicable Receivables Servicing Agreement, the Indenture Trustee shall enforce the obligation of each Receivables Servicer to remit Collections in accordance with the terms of the applicable Receivables Servicing Agreement. Unless the Rating Agency Condition has been satisfied, the Servicer shall not consent to any amendment to a Receivables Servicing Agreement which would delay the timing for remitting Collections received by a Receivables Servicer under the related Receivables Servicing Agreement.

      SECTION 4.3 APPLICATION OF COLLECTIONS. For the purposes of this Agreement, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied in accordance with the customary practices of the related Receivables Servicer or, if such Receivables Servicer is no longer engaged by the Servicer, the customary practice of the Servicer.

      SECTION 4.4 ADDITIONAL DEPOSITS. The Depositor and the Servicer shall deposit (or cause the deposit of) in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Sections 2.3 and 3.6, respectively, and the Servicer shall deposit therein all amounts to be paid under Section 8.1. All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Payment Date related to such Collection Period. For so long as Goldman Sachs Mortgage Company is the servicer, on the Business Day before each Payment Date, the Servicer will deposit into the Collection Account the Receivables Servicer Supplemental Payment Amount, if any, for that Payment Date.

      SECTION 4.5 DISTRIBUTIONS. On each Payment Date, the Indenture Trustee shall (based on the information contained in the Monthly Noteholder Report delivered on or before the related Determination Date) make withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Funds for such Payment Date, in the manner and order of priority set forth in Section 8.2 of the Indenture.

      SECTION 4.6 NET DEPOSITS. If Goldman Sachs Mortgage Company is not the Servicer, remittances pursuant to Sections 4.2 and 4.4 above may be made net of the Net Servicing Fee. Nonetheless, the Indenture Trustee shall account for all of the above described remittances and distributions in the Monthly Noteholder Report as if the amounts were deposited and/or transferred separately.

      SECTION 4.7 STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS. On each Payment Date, the Indenture Trustee shall provide to each Noteholder of record as of the most recent Record Date (with copies to the Rating Agencies and each Note Paying Agent) and shall provide a hard copy of the Monthly Noteholder Report to the Owner Trustee for distribution to each Certificateholder pursuant to Section 5.05 of the Trust Agreement, setting forth for the

                                       11           SALE AND SERVICING AGREEMENT

Collection Period relating to such Payment Date the following information as to the Notes and the Certificates to the extent applicable based on the information provided to the Indenture Trustee pursuant to Section 3.8:

                  (i) the amount of such distribution allocable to principal allocable to the Notes and to the Certificates;

                  (ii) the amount of such distribution allocable to interest allocable to the Notes and the Certificates;

                  (iii) the Pool Balance and the Pool Factor as of the close of business on the last day of the preceding Collection Period;

                  (iv) the amount of the Net Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Net Servicing Fees and the change in such amount from that of the prior Payment Date;

                  (v) the Receivables Servicer Supplement Payment Amount, if any, for the Payment Date;

                  (vi) the aggregate outstanding principal amount of each Class of Notes and the Note Factor for each Class of Notes;

                  (vii) the amount of any previously due and unpaid payment of principal or interest of each Class of Notes, and the change in such amount from that of the prior Payment Date;

                  (viii) the Three-Month Annualized Net Loss Ratio;

                  (ix) the aggregate Purchase Amount of Receivables repurchased pursuant to Section 2.3 or purchased pursuant to Section 3.6, if any, with respect to the related Collection Period;

                  (x) the aggregate amount of Receivables which became Liquidated Receivables during the related Collection Period;

                  (xi) any applicable Record Dates, the Determination Date and the Payment Date for the related Collection Period;

                  (xii) cash flows received and the sources thereof for
            distributions, fees and expenses (including portfolio yield, if applicable);

                  (xiii) calculated amounts and distribution of the flow of
            funds for the related Collection Period itemized by type and priority of payment, including:

                  (1) fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses;

                                       12           SALE AND SERVICING AGREEMENT

                  (2) payments accrued or paid with respect to enhancement or other support, with an identification of the general purpose of such payments and the party receiving such payments; and

                  (3) the amount of excess cash flow or excess spread and the disposition of excess cash flow.

                  (xiv) the beginning and ending Outstanding Amount of the
            Notes;

                  (xv) interest rates applicable to the Receivables and the Notes, as applicable;

                  (xvi) beginning and ending balances of the Trust Accounts and account activity during the related Collection Period;

                  (xvii) any amounts drawn on any credit enhancement or other support, and the amount of coverage remaining under any such enhancement, if known and applicable;

                  (xviii) number and amount of Receivables at the beginning and ending of the related Collection Period, and updated pool composition information, such as weighted average coupon, weighted average life, weighted average remaining term, Pool Factors and prepayment amounts;

                  (xix) delinquency and loss information for the related
            Collection Period, as well as a description of any changes to how delinquencies, charge-offs and uncollectible amounts are defined or determined, addressing the effect of any grace period, re-aging restructure, partial payments considered current or other practices on delinquency and loss experience regarding the Receivables;

                  (xx) any modifications, extensions or waivers to Receivables terms, fees, penalties or payments during the related Collection Period;

                  (xxi) breaches of Receivable representations or warranties or transaction covenants;

                  (xxii) information on ratio, coverage or other tests used for determining any performance trigger and whether the trigger was met; and

                  (xxiii) information regarding any Receivable changes (other than in connection with a Receivable converting into cash in accordance with its terms), removals in connection with repurchases (and purchase rates, if applicable).

      Each amount set forth on the Payment Date statement pursuant to clauses
(i) and (ii) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note or original Certificate Balance of a Certificate, as applicable.

                                       13           SALE AND SERVICING AGREEMENT

      The Indenture Trustee will make the Monthly Noteholder Report available to each Noteholder via the Indenture Trustee's internet website, and, with the consent or at the direction of the Issuer, such other information regarding the notes and/or receivables as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee.

      The Indenture Trustee's internet website will be initially located at "www.jpmorgan.com/sfr" or at such other address as will be specified by the Indenture Trustee from time to time in writing to the Noteholders and the Owner Trustee. In connection with providing access to the Indenture Trustee's internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee will not be liable for the dissemination of information in accordance with the foregoing.

                                    ARTICLE V

                                  THE DEPOSITOR

      SECTION 5.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEPOSITOR. The Depositor makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the Closing Date and shall survive the conveyance of the Trust Property by the Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

                  (i) ORGANIZATION AND GOOD STANDING. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (ii) POWER AND AUTHORITY. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold, and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to and deposit with the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized, executed and delivered by the Depositor by all necessary corporate action.

                  (iii) BINDING OBLIGATIONS. This Agreement, when duly executed and delivered by the other parties hereto, constitutes a legal, valid, and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws now or hereafter in effect relating to or affecting creditors' rights in general and by general principles of

                                       14           SALE AND SERVICING AGREEMENT
            equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (iv) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Basic
            Documents to which the Depositor is a party and the fulfillment of the terms hereof and thereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Depositor is a party or by which it is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, other than the Liens created by this Agreement or any other Basic Document, or (iii) violate any law or, to the best of the Depositor's knowledge, any order, rule, or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor.

                  (v) NO PROCEEDINGS. There are no legal or governmental proceedings pending, or, to the best of the Depositor's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement or any of the other Basic Documents, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that would reasonably be expected to materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities or (iv) relating to the Depositor and which would reasonably be expected to adversely affect the federal income tax attributes of the Securities.

      SECTION 5.2 LIABILITY OF DEPOSITOR; INDEMNITIES. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates), and hereby agrees to the following: The Servicer will pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Trust Property.

      SECTION 5.3 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF DEPOSITOR. Any Person (i) into which the Depositor may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Depositor shall be a party, or (iii) succeeding to the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, will be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide notice of any merger, conversion, consolidation, or

                                       15           SALE AND SERVICING AGREEMENT
succession pursuant to this Section 5.3 to the Rating Agencies, the Owner Trustee and the Indenture Trustee.

      SECTION 5.4 LIMITATION ON LIABILITY OF DEPOSITOR AND OTHERS. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

      SECTION 5.5 DEPOSITOR MAY OWN NOTES OR CERTIFICATES. The Depositor, and any Affiliate of the Depositor, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents.

                                   ARTICLE VI

                                  THE SERVICER

      SECTION 6.1 REPRESENTATIONS OF SERVICER. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations speak as of the Closing Date of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the Indenture:

            (a) ORGANIZATION AND GOOD STANDING. The Servicer is duly organized and validly existing as a limited partnership in good standing under the laws of the State of New York, with the limited partnership power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

            (b) POWER AND AUTHORITY. The Servicer has the limited partnership power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized, executed and delivered by the Servicer by all necessary limited partnership action.

            (c) BINDING OBLIGATIONS. This Agreement, when duly executed by the other parties hereto, constitutes a legal, valid, and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar laws now or hereafter in effect relating to or affecting creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (d) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of the terms hereof and thereof do not
(i) conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the limited

                                       16           SALE AND SERVICING AGREEMENT
partnership agreement of the Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Servicer is a party or by which it is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, other than Liens created by this Agreement or any other Basic Document or (iii) violate any law or, to the best of the Servicer's knowledge, any order, rule, or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer.

            (e) NO PROCEEDINGS. There are no legal or governmental proceedings pending, or to the best of the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents,
(ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that would reasonably be expected to materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities, or (iv) relating to the Servicer and which would reasonably be expected to adversely affect the federal income tax attributes of the Securities.

      SECTION 6.2 INDEMNITIES OF SERVICER. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:

            (a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

            (b) Indemnification under this Section 6.2 by Goldman Sachs Mortgage Company (or any successor thereto pursuant to Section 7.2) as Servicer, with respect to the period such Person was the Servicer, shall survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

      SECTION 6.3 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF SERVICER. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer or (iv) 50% or more of the equity of which is owned, directly or indirectly, by Goldman, Sachs & Co., which Person in any of the foregoing cases executes an

                                       17           SALE AND SERVICING AGREEMENT
agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies and the Indenture Trustee.

      SECTION 6.4 LIMITATION ON LIABILITY OF SERVICER AND OTHERS. (a) Neither the Servicer nor the general partner or any limited partner under the Servicer's limited partnership agreement or any of the directors or officers or employees or agents of the Servicer, the general partner or any limited partner under the Servicer's limited partnership agreement shall be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as expressly provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of its obligations and duties under this Agreement, or by reason of gross negligence in the performance of its duties under this Agreement (except for errors in judgment). The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Depositor or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

            (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may cause it to incur any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Funds on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee, the Indenture Trustee and the Servicer have been made.

            (c) The Servicer, the general partner and each limited partner under the Servicer's limited partnership agreement and any director or officer or employee or agent of the Servicer, the general partner and each limited partner under the Servicer's limited partnership agreement shall be indemnified by the Issuer and held harmless against any loss, liability, or expense including reasonable attorneys' fees and expenses incurred in connection with any legal action relating to the performance of the Servicer's duties under this Agreement, other than (i) any loss or liability otherwise reimbursable pursuant to this Agreement; (ii) any loss, liability, or expense incurred solely by reason of the Servicer's willful misfeasance, negligence, or bad faith in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties under this Agreement; and (iii) any loss, liability, or expense for which the Issuer is to be indemnified by the Servicer under this Agreement. Any amounts due the Servicer pursuant to

                                       18           SALE AND SERVICING AGREEMENT
this subsection shall be payable on a Payment Date from the Available Funds on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee and the Indenture Trustee have been made.

      SECTION 6.5 SUBSERVICING AND DELEGATION OF DUTIES. The Servicer may, at any time without notice or consent, delegate (a) any or all of its duties (including, without limitation, its duties as custodian) under the Basic Documents to any of its Affiliates or (b) specific duties to sub-contractors who are in the business of performing such duties; PROVIDED that no such delegation shall relieve the Servicer of its responsibility with respect to such duties and the Servicer shall remain obligated and liable to the Issuer and the Indenture Trustee for its duties hereunder as if the Servicer alone were performing such duties.

      Without limiting the generality of the preceding paragraph, each of the Receivables Servicers will be subservicers pursuant to the terms and conditions of the applicable Receivables Servicing Agreement.

      SECTION 6.6 SERVICER NOT TO RESIGN AS SERVICER; RESIGNATION AND TERMINATION OF RECEIVABLES SERVICERS. (a) Subject to the provisions of Section 6.3, the Servicer shall not resign from its obligations and duties under this Agreement except upon the mutual consent of the Servicer, the Indenture Trustee and the Owner Trustee or upon the determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have (i) taken the actions required by Section 7.1(b) and (ii) assumed the responsibilities and obligations of the Servicer in accordance with Section 7.2.

            (b) The Receivables Servicing Agreement with any Receivables Servicer may be terminated upon the terms and conditions set forth in such agreement.

      SECTION 6.7 SERVICER MAY OWN NOTES OR CERTIFICATES. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes and Certificates.

                                       19           SALE AND SERVICING AGREEMENT

                                  ARTICLE VII

                              SERVICING TERMINATION

      SECTION 7.1 EVENTS OF SERVICING TERMINATION. (a) If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

                  (i) Any failure by the Servicer to deliver to the Indenture Trustee any payment required to be so delivered by the Servicer under the terms of this Agreement that shall continue unremedied for a period of ten (10) Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee; or

                  (ii) Failure on the part of the Servicer duly to observe or to perform in any material respect any other covenants or agreements, as the case may be, set forth in this Agreement, which failure shall (A) materially and adversely affect the rights of Noteholders or Certificateholders and (B) continue unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer by the Owner Trustee or the Indenture Trustee or (2) to the Owner Trustee, the Indenture Trustee and the Servicer by the Noteholders of Notes evidencing not less than a majority of the principal amount of the Outstanding Notes or, if no Notes are Outstanding, by holders of Certificates evidencing Percentage Interests aggregating at least a majority; or

                  (iii) So long as a depository institution is not the Servicer, the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or, if Goldman Sachs Mortgage Company is the Servicer, Goldman Sachs Real Estate Funding Corp. (or its successor in interest) in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of ninety
            (90) consecutive days; or

                  (iv) So long as a depository institution is not the Servicer, the consent by the Servicer or, if Goldman Sachs Mortgage Company is the Servicer, Goldman Sachs Real Estate Funding Corp. (or its successor in interest) to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer (or Goldman Sachs Real Estate Funding Corp. (or its successor in interest), as applicable) of or relating to substantially all of its property; or the Servicer or, if Goldman Sachs Mortgage Company is the Servicer, Goldman Sachs Real Estate Funding Corp. (or its successor in interest) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization

                                       20           SALE AND SERVICING AGREEMENT
            statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or become insolvent;

            then the Indenture Trustee shall promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination shall not have been remedied, either the Indenture Trustee or the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding (or, if no Notes are Outstanding, Certificates evidencing Percentage Interests aggregating at least a majority), by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders and to the Owner Trustee if given by the Certificateholders and in each case with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Trust Property or otherwise, shall pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under Section 7.2; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. Notwithstanding the foregoing, a delay or failure of performance referred to under clauses (i) and (ii) above for a period of 150 days will not constitute an Event of Servicing Termination if such delay or failure was caused by force majeure or other similar occurrence.

            (b) Upon termination of the Servicer under Section 7.1(a), the predecessor Servicer shall cooperate with the Indenture Trustee, the Owner Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Servicer for administration of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records to the extent maintained by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. To the extent such costs and expenses are not paid by the predecessor servicer, such costs and expenses shall be paid by the Issuer.

            (c) Upon termination of the Servicer under Section 7.1(a), the Successor Servicer shall service the Ford Credit Receivables, the Huntington Receivables and the OSB Receivables through the applicable Receivables Servicing Agreement, unless the applicable Receivables Servicing Agreement has been terminated pursuant to the terms and conditions set forth therein.

                                       21           SALE AND SERVICING AGREEMENT

      SECTION 7.2 APPOINTMENT OF SUCCESSOR SERVICER. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 7.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of
(x) the date 45 days from the delivery to the Indenture Trustee and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's resignation or termination hereunder, the Indenture Trustee shall appoint a Successor Servicer, and the Successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency). In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this
Section 7.2, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a Successor Servicer enters into a written assumption as provided in this Section. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer in accordance with this Section. Notwithstanding the above, if the Indenture Trustee shall be legally unable so to act or if, within 30 days after the delivery of its notice of resignation, the Issuer shall not have obtained a Successor Servicer, the Indenture Trustee shall appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement; provided that the Rating Agency Condition shall be satisfied in connection with such appointment.

            (b) Upon appointment, the Successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, by the terms and provisions of this Agreement; provided, that (i) any failure of such Successor Servicer to perform such responsibilities or duties that are caused by the predecessor Servicer's failure to provide information or monies required hereunder shall not be considered a default by such Successor Servicer and (ii) such Successor Servicer shall have no liability for actions, inactions or representations of the predecessor Servicer.

            (c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer out of payments on Receivables as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the compensation permitted for the predecessor Servicer under this Agreement. The Indenture Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                                       22           SALE AND SERVICING AGREEMENT

            (d) Notwithstanding anything herein or in the other Basic Documents to the contrary, in no event shall any Successor Servicer be required to purchase any Receivable pursuant to Section 3.6 herein.

      SECTION 7.3 NOTIFICATION TO NOTEHOLDERS AND CERTIFICATEHOLDERS. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article VII, the Indenture Trustee shall give prompt written notice thereof to Noteholders, and the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

      SECTION 7.4 WAIVER OF PAST EVENTS OF SERVICING TERMINATION. The holders of Notes evidencing not less than a majority of the principal amount of the Controlling Class (or, if no Notes are outstanding, holders of Certificates evidencing a majority of the Percentage Interests) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure by the Servicer to make any required payments in accordance with this Agreement, which shall require the unanimous vote of all Holders of Outstanding Securities. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Event of Servicing Termination or impair any right consequent thereon. The Indenture Trustee shall provide written notice of any such waiver to the Rating Agencies.

                                  ARTICLE VIII

                                   TERMINATION

      SECTION 8.1 OPTIONAL PURCHASE OF ALL RECEIVABLES. The Servicer, or if the Servicer does not exercise such right, a Certificateholder evidencing 100% of the Percentage Interests in the Certificates may purchase the outstanding Receivables and the other Trust Property on any Payment Date if, as of the last day of the related Collection Period, the Pool Balance has declined to 10% or less of the Pool Balance as of the Cut-Off Date. To exercise such option, the Servicer or Certificateholder, as applicable, shall deposit the Optional Purchase Price to the Collection Account on such Payment Date. The Servicer or Certificateholder, as applicable, shall furnish notice of such election to the Indenture Trustee and the Owner Trustee not later than twenty (20) days (or such longer period as may be required under the Note Depository Agreement) prior to the Prepayment Date. Promptly following its receipt of such notice, (i) the Indenture Trustee will promptly (but not later than 3 Business Days after it has received such notice) provide notice of such purchase to the Noteholders of record and (ii) the Owner Trustee will promptly (but not later than 3 Business Days after it has received such notice) provide notice of such purchase to the Certificateholders of record.

      SECTION 8.2 SUCCESSION UPON SATISFACTION AND DISCHARGE OF INDENTURE. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Indenture Trustee will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Collection Account in accordance with Section 4.5.

                                       23           SALE AND SERVICING AGREEMENT

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

      SECTION 9.1 AMENDMENT. (a) Any term or provision of this Agreement may be amended by the Depositor and the Servicer without the consent of the Indenture Trustee, the Owner Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and to that effect, materially and adversely affect the interests of the Noteholders or the Certificateholders. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders or the Certificateholders and no Opinion of Counsel to that effect shall be required if the Rating Agency Condition is satisfied with respect to such amendment.

            (b) Any term or provision of this Agreement may be amended by the Depositor and the Servicer but without the consent of the Indenture Trustee, the Owner Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Depositor, the Servicer or any of their Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

            (c) Any term or provision of this Agreement may also be amended from time to time by the Depositor and the Servicer, with the consent of the Indenture Trustee to the extent that its rights or obligations are materially and adversely affected thereby (which consent shall not be unreasonably withheld) and with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the principal amount of each Class of Notes, and (ii) the Certificateholders of Certificates evidencing not less than a majority of the Percentage Interests (which consent of any holder of a Note or holder of a Certificate given pursuant to this Section 9.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future holders of such Note or holders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate, without the consent of all Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes affected thereby and holders of all Certificates affected thereby. It shall not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section 9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may

                                       24           SALE AND SERVICING AGREEMENT
prescribe, including, with respect to the Noteholders, the establishment of record dates pursuant to the Note Depository Agreement.

            (d) Prior to the execution of any such amendment the Indenture Trustee will provide written notification of the substance of such amendment to each Rating Agency.

            (e) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such amendment to the Owner Trustee and each Rating Agency. The Issuer shall provide notification of the substance of the amendment to each Certificateholder, and the Indenture Trustee will provide notification of the substance of such amendment to each Noteholder.

            (f) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and, if applicable, the Opinion of Counsel referred to in Section 9.1(a). The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

      SECTION 9.2 PROTECTION OF TITLE TO TRUST PROPERTY. (a) The Depositor shall file such financing statements and the Owner Trustee and the Issuer shall file such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Indenture Secured Parties in the Receivables and in the proceeds thereof. The Depositor or Issuer, as applicable, shall deliver (or cause to be delivered) to the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Depositor hereby authorizes the Issuer and the Owner Trustee to file continuation statements on its behalf.

            (b) Neither the Depositor or the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Issuer or the Owner Trustee in accordance with paragraph (a) above seriously misleading within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC, unless it shall have given the Issuer, the Owner Trustee and the Indenture Trustee at least 5 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

            (c) The Depositor and the Servicer shall give the Issuer, the Owner Trustee and the Indenture Trustee at least ten (10) days' prior written notice of any relocation of its principal executive office or change in the jurisdiction under whose laws it is formed if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

                                       25           SALE AND SERVICING AGREEMENT

            (d) The Servicer shall maintain (or shall cause the Receivables Servicers to maintain) accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

            (e) The Servicer shall maintain its (or cause the Receivables Servicers to maintain their) computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's (or Receivables Servicers') master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly, by numerical code or otherwise, that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall not be deleted from or modified on the Servicer's computer systems until, and only until, the Receivable shall have been paid in full or repurchased.

            (f) If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Issuer and has been pledged to the Indenture Trustee.

            (g) The Servicer, upon receipt of reasonable prior notice, shall permit the Indenture Trustee and its agents at any time during normal business hours at the Indenture Trustee's expense (which reasonable expense shall be reimbursed by the Issuer pursuant to Section 8.2(c) of the Indenture) to inspect, audit, and make copies of and to obtain abstracts from the Servicer's records regarding any Receivable.

      SECTION 9.3 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
TRIAL.

            (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            (b) Each of the parties hereto hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

                                       26           SALE AND SERVICING AGREEMENT

                  (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 9.4; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            (c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER BASIC DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

      SECTION 9.4 NOTICES. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by fax, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer, at 85 Broad Street, New York, NY 10004, Facsimile: (212) 902-3000, Attention:
Robert McDonald; (b) in the case of the Depositor, at 85 Broad Street, New York, NY 10004, Facsimile (212) 428-3227, Attention: Sang Kim; (c) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee; (d) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee; (e) in the case of Moody's, at 99 Church Street, New York, NY 10007,
Facsimile: (212) 298-7139, Attention: ABS Monitoring Group; (f) in the case of Standard & Poor's, at 55 Water Street, 40th Floor, New York, NY 10041,
Facsimile: (212) 438-2664, Attention: Asset Backed Surveillance Group; in the case of Fitch, at One State Street Plaza, New York, New York 10004, Attention:
Structured Finance; or (h) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

      SECTION 9.5 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.

                                       27           SALE AND SERVICING AGREEMENT

      SECTION 9.6 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION 9.7 THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee, the Owner Trustee and their respective successors and permitted assigns and each of the Indenture Trustee, Owner Trustee may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this Article IX, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Indenture Secured Parties pursuant to the Indenture.

      SECTION 9.8 LIMITATION OF LIABILITY OF THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company, in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI and VII of the Trust Agreement.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by JPMorgan Chase, not in its individual capacity but solely as Indenture Trustee, and in no event shall JPMorgan Chase have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

      SECTION 9.9 TRANSFERS INTENDED AS SALE; SECURITY INTEREST. (a) Each of the parties hereto expressly intends and agrees that the transfer of the Transferred Assets contemplated and effected under this Agreement is a complete and absolute sale and transfer of the Transferred Assets rather than a pledge or assignment of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Receivables and other Transferred Assets shall not be part of the Depositor's estate in the event of a bankruptcy or insolvency of the Depositor. The sale and transfer by the Depositor of Receivables and other Transferred Assets hereunder is and shall be without recourse to, or representation or warranty (express or implied) by, the Depositor, except as otherwise specifically provided herein. The limited rights of recourse specified herein against the Depositor are intended to provide a remedy

                                       28           SALE AND SERVICING AGREEMENT
for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.

            (b) Notwithstanding the foregoing, in the event that the Receivables and other Transferred Assets are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Transferred Assets, then it is intended that:

                  (i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

                  (ii) The conveyance provided for in SECTION 2.1 shall be deemed to be a grant by the Depositor, and the Depositor hereby grants, to the Issuer of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Transferred Assets, to secure such indebtedness and the performance of the obligations of the Depositor hereunder;

                  (iii) The possession by the Issuer, or the Servicer (or
            Receivables Servicers) as the Issuer's agent, of the Receivables Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

                  (iv) Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

      SECTION 9.10 NO PETITION. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy,

                                       29           SALE AND SERVICING AGREEMENT
reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.

      SECTION 9.11 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

      SECTION 9.12 HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                               [SIGNATURES FOLLOW]

                                       30           SALE AND SERVICING AGREEMENT

      IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               GS AUTO LOAN TRUST 2006-1, as Issuer

                                  By: Wilmington Trust Company, not in its
                                      individual capacity but solely as
                                      Owner Trustee

                                      By: /s/ Michele C. Harra
                                          --------------------
                                          Name:  Michele C. Harra
                                          Title:  Financial Services Officer

                                       S-1          SALE AND SERVICING AGREEMENT

                               GOLDMAN SACHS MORTGAGE COMPANY, as Servicer

                                  By: Goldman Sachs Real Estate Funding
                                      Corp., its general partner

                                      By: /s/ Jonathan Sobel
                                          ------------------
                                          Name:  Jonathan Sobel
                                          Title:  Vice President

                               GOLDMAN SACHS ASSET BACKED
                               SECURITIES CORP., as Depositor

                                      By: /s/ Curtis Probst
                                          -----------------
                                          Name:  Curtis Probst
                                          Title:  Vice President

                                       S-2          SALE AND SERVICING AGREEMENT

                               JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

                                  By: /s/ Annette M. Marsula
                                      ----------------------
                                  Name:  Annette M. Marsula
                                  Title:  Vice President

                                       S-3          SALE AND SERVICING AGREEMENT

                                   APPENDIX A

                              DEFINITIONS AND USAGE

      The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

      (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

      (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

      The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" and its variations means "including without limitation."

      The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

      Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                   Appendix A

                                   Definitions

      "1934 Act Documents" shall have the meaning set forth in Section 4.8 of the Sale and Servicing Agreement.

      "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

      "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

      "Aggregate Servicing Fee" shall mean, with respect to a Collection Period, the aggregate of the Receivables Servicer Servicing Fees and the Servicing Fee payable to the Receivables Servicers and the Servicer on each Payment Date, which is equal to the product of 1/12th of 1.05% and the aggregate Principal Balance of the Receivables as of the first day of the related Collection Period.

      "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

      "Authenticating Agent" shall have the meaning specified in Section 2.14 of the Indenture or 3.11 of the Trust Agreement, as applicable.

      "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Available Collections" shall mean, (a) for the initial Payment Date, an amount equal to the sum of: (i) the interest Collections on the Receivables for the Collection Period preceding the initial Payment Date multiplied by a fraction, the numerator of which is the number of days (calculated on the basis of a 360-day year consisting of twelve 30-day months) from and including the Closing Date to and excluding the initial Payment Date, and the denominator of which is equal to thirty and (ii) all other Collections on the Receivables for that Collection Period, and (b) for any subsequent Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment
Date: (i) all amounts representing Collections on the Receivables received from the Receivables Servicers with respect to such Collection Period and (ii) amounts representing the purchase price received for Receivables which were

                                   Appendix A
required to be purchased by the Depositor or the Servicer; provided, however, that in calculating the Available Collections the following will be excluded:
(a) any portion of the Receivables Servicer Servicing Fee retained by a Receivables Servicer from Collections in respect of the Receivables serviced by it; (b) any amounts with respect to Receivables purchased by an Originator or Receivables Servicer for which the purchase price of which has been included in the Available Collections for a prior Collection Period; (c) any Supplemental Servicing Fees; and (d) any other amounts that the Receivables Servicers are entitled to retain under their respective Receivables Servicing Agreements.

      "Available Funds" shall mean, with respect to any Payment Date, the sum of
(a) the Available Collections for the related Collection Period, (b) the deposits made to the Collection Account pursuant to Section 4.4 and, without duplication, Section 8.1 of the Sale and Servicing Agreement and (c) the Receivables Servicer Supplemental Payment Amount.

      "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

      "Bankruptcy Remote Party" shall mean each of the Depositor, the Issuer, any other trust created by the Depositor or any limited liability company wholly-owned by the Depositor.

      "Basic Documents" shall mean the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreements, the Indenture, the OSB Assignment, Assumption and Recognition Agreement, the Huntington Assignment, Assumption and Recognition Agreement, the Huntington Representations and Warranties Agreement, the Ford Credit Acknowledgement, the Underwriting Agreement, the Note Depository Agreement, the SST Servicing Agreement, the Huntington Servicing Agreement and the other documents and certificates delivered in connection therewith.

      "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, in each case issued in book-entry form.

      "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York, the State of Delaware, the State of Ohio, the State of Michigan, the State of Missouri or the state in which the Corporate Trust Office of the Indenture Trustee are authorized by law, regulation or executive order to be closed.

      "Certificate Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

      "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for the Issuer pursuant to Section 3810(a) of the Statutory Trust Statute.

      "Certificate Paying Agent" or "Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.09 of the Trust Agreement and shall initially be JPMorgan Chase.

                                   Appendix A

      "Certificate Percentage Interest" shall mean, with respect to a Certificate, the percentage specified on such Certificate as the Certificate Percentage Interest, which percentage represents the beneficial interest of such Certificate in the Issuer. The aggregate Percentage Interest shall be 100%.

      "Certificate Register" shall mean the certificate register maintained pursuant to Section 3.4 of the Trust Agreement.

      "Certificate Registrar" shall mean any certificate registrar acting in accordance with Section 3.4 of the Trust Agreement and shall initially be the Indenture Trustee.

      "Certificateholder" or "holder of a Certificate" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

      "Certificates" shall mean the certificates evidencing the beneficial interest of a Certificateholder in the Issuer, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

      "Class" shall mean any one of the classes of Notes.

      "Class A Interest Payment Amount" shall mean, with respect to any Payment Date, the sum of the Class A-1 Interest Payment Amount for such Payment Date, the Class A-2 Interest Payment Amount for such Payment Date, the Class A-3 Interest Payment Amount for such Payment Date and the Class A-4 Interest Payment Amount for such Payment Date.

      "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

      "Class A Principal Payment Amount" means, with respect to any Payment Date, an amount equal to the greater of (a) the Outstanding Amount of the Class A-1 Notes immediately prior to that Payment Date and (b) an amount equal to (i) the Outstanding Amount of the Class A Notes immediately prior to that Payment Date MINUS (ii) the lesser of (A) the Class A Target Advance Rate Percentage of the Pool Balance as of the last day of the related Collection Period and (B) an amount equal to (1) the Pool Balance as of the last day of the related Collection Period MINUS (2) the Target Overcollateralization Level for that Payment Date; PROVIDED, HOWEVER, that, unless the Class A Notes have been paid in full, for any Payment Date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Payment Date, the Class A Principal Payment Amount will be 100% of the funds available in the Principal Distribution Account for that Payment Date; PROVIDED, FURTHER, that on the Final Scheduled Payment Date of any class of Class A Notes, the Class A Principal Payment Amount will not be less than the amount that is necessary to pay that class of Class A Notes in full; and PROVIDED, FURTHER, that the Class A Principal Payment Amount on any Payment Date will not exceed the Outstanding Amount of the Class A Notes on that Payment Date.

                                   Appendix A

      "Class A Target Advance Rate Percentage" means 87.50%.

      "Class A-1 Final Scheduled Payment Date" shall mean the August 2007 Payment Date.

      "Class A-1 Interest Payment Amount" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class A-1 Interest Rate times (ii) the actual number of days from and including the Closing Date to and excluding the initial Payment Date times (iii) the Outstanding Amount of the Class A-1 Notes as of the Closing Date; and (b) with respect to any subsequent Payment Date, the sum of (i) the product of (x) 1/360 of the Class A-1 Interest Rate times (y) the actual number of days from and including the immediately preceding Payment Date to and excluding such subsequent Payment Date times (z) the Outstanding Amount of the Class A-1 Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class A-1 Notes on such immediately preceding Payment Date and (ii) the amount of Class A-1 Interest Payment Amount payable on the prior Payment Date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-1 Interest Rate.

      "Class A-1 Interest Rate" shall mean 5.51405%.

      "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1
Note is registered in the Note Register.

      "Class A-1 Notes" shall mean the $228,000,000 aggregate initial principal amount Class A-1 5.51405% Asset Backed Notes issued by the Issuer pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

      "Class A-2 Final Scheduled Payment Date" shall mean the February 2009 Payment Date.

      "Class A-2 Interest Payment Amount" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class A-2 Interest Rate times (ii) the number of days from and including the Closing Date to and excluding the 15th day of the calendar month in which the initial Payment Date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the Outstanding Amount of the Class A-2 Notes as of the Closing Date; and (b) with respect to any subsequent Payment Date, the sum of
(i) the product of (x) one-twelfth of the Class A-2 Interest Rate times (y) the Outstanding Amount of the Class A-2 Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class A-2 Notes on such immediately preceding Payment Date and (ii) the amount of Class A-2 Interest Payment Amount payable on the prior Payment Date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-2 Interest Rate.

      "Class A-2 Interest Rate" shall mean 5.47%.

      "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2
Note is registered in the Note Register.

      "Class A-2 Notes" shall mean the $184,036,000 aggregate initial principal amount Class A-2 5.47% Asset Backed Notes issued by the Issuer pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

                                   Appendix A

      "Class A-3 Final Scheduled Payment Date" shall mean the December 2010 Payment Date.

      "Class A-3 Interest Payment Amount" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class A-3 Interest Rate times (ii) the number of days from and including the Closing Date to and excluding the 15th day of the calendar month in which the initial Payment Date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the Outstanding Amount of the Class A-3 Notes as of the Closing Date; and (b) with respect to any subsequent Payment Date, the sum of
(i) the product of (x) one-twelfth of the Class A-3 Interest Rate times (y) the Outstanding Amount of the Class A-3 Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class A-3 Notes on such immediately preceding Payment Date and (ii) the amount of Class A-3 Interest Payment Amount payable on the prior Payment Date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-3 Interest Rate.

      "Class A-3 Interest Rate" shall mean 5.37%.

      "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3
Note is registered in the Note Register.

      "Class A-3 Notes" shall mean $243,435,000 aggregate initial principal amount Class A-3 5.37% Asset Backed Notes issued by the Issuer pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

      "Class A-4 Final Scheduled Payment Date" shall mean the January 2014 Payment Date.

      "Class A-4 Interest Payment Amount" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class A-4 Interest Rate times (ii) the number of days from and including the Closing Date to and excluding the 15th day of the calendar month in which the initial Payment Date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the Outstanding Amount of the Class A-4 Notes as of the Closing Date; and (b) with respect to any subsequent Payment Date, the sum of
(i) the product of (x) one-twelfth of the Class A-4 Interest Rate times (y) the Outstanding Amount of the Class A-4 Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class A-4 Notes on such immediately preceding Payment Date and (ii) the amount of Class A-4 Interest Payment Amount payable on the prior Payment Date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-4 Interest Rate.

      "Class A-4 Interest Rate" shall mean 5.38%.

      "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4
Note is registered in the Note Register.

      "Class A-4 Notes" shall mean the $125,369,000 aggregate initial principal amount Class A-4 5.38% Asset Backed Notes issued by the Issuer under the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

      "Class B Final Scheduled Payment Date" shall mean the January 2014 Payment Date.

                                   Appendix A

      "Class B Interest Payment Amount" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class B Interest Rate times (ii) the number of days from and including the Closing Date to and excluding the 15th day of the calendar month in which the initial Payment Date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the Outstanding Amount of the Class B Notes as of the Closing Date; and (b) with respect to any subsequent Payment Date, the sum of
(i) the product of (x) one-twelfth of the Class B Interest Rate times (y) the Outstanding Amount of the Class B Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class B Notes on such immediately preceding Payment Date and (ii) the amount of Class B Interest Payment Amount payable on the prior Payment Date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class B Interest Rate.

      "Class B Interest Rate" shall mean 5.60%.

      "Class B Notes" shall mean the $30,562,000 aggregate initial principal amount Class B 5.60% Asset Backed Notes issued by the Issuer under the Indenture, substantially in the form of Exhibit B to the Indenture.

      "Class B Principal Payment Amount" means, with respect to any Payment Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Payment Amount on that Payment Date) and (ii) the Outstanding Amount of the Class B Notes immediately prior to that Payment Date MINUS (b) the lesser of (i) the Class B Target Advance Rate Percentage of the Pool Balance as of the last day of the related Collection Period and (ii) an amount equal to (A) the Pool Balance as of the last day of the related Collection Period MINUS (B) the Target Overcollateralization Level for that Payment Date; PROVIDED, HOWEVER, that, for any Payment Date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Payment Date, the Class B Principal Payment Amount will be an amount equal to (x) 100% of the funds available in the Principal Distribution Account for that Payment Date MINUS (y) the Class A Principal Payment Amount for that Payment Date; PROVIDED, FURTHER, that on the Final Scheduled Payment Date of Class B Notes, the Class B Principal Payment Amount will not be less than the amount that is necessary to pay Class B Notes in full; and PROVIDED, FURTHER, that the Class B Principal Payment Amount on any Payment Date will not exceed the Outstanding Amount of the Class B Notes on that Payment Date.

      "Class B Target Advance Rate Percentage" means 92.00%.

      "Class C Final Scheduled Payment Date" shall mean the January 2014 Payment Date.

      "Class C Interest Payment Amount" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class C Interest Rate times (ii) the number of days from and including the Closing Date to and excluding the 15th day of the calendar month in which the initial Payment Date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the Outstanding Amount of the Class C Notes as of the Closing Date; and (b) with respect to any subsequent Payment Date, the sum of
(i) the product of (x) one-twelfth of the Class C Interest Rate times (y) the Outstanding Amount of the Class C Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class

                                   Appendix A

C Notes on such immediately preceding Payment Date and (ii) the amount of Class C Interest Payment Amount payable on the prior Payment Date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class C Interest Rate.

      "Class C Interest Rate" shall mean 5.85%.

      "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered in the Note Register.

      "Class C Notes" shall mean the $21,523,000 aggregate initial principal amount Class C 5.85% Asset Backed Notes issued by the Issuer under the Indenture, substantially in the form of Exhibit C to the Indenture.

      "Class C Principal Payment Amount" means, with respect to any Payment Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Payment Amount on that Payment Date), (ii) the Outstanding Amount of the Class B Notes (after taking into account distribution of the Class B Principal Payment Amount on that Payment Date) and (iii) the Outstanding Amount of the Class C Notes immediately prior to that Payment Date MINUS (b) the lesser of (i) the Class C Target Advance Rate Percentage of the Pool Balance as of the last day of the related Collection Period and (ii) an amount equal to (A) the Pool Balance as of the last day of the related Collection Period MINUS (B) the Target Overcollateralization Level for that Payment Date; PROVIDED, HOWEVER, that for any Payment Date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Payment Date, the Class C Principal Payment Amount will be an amount equal to (x) 100% of the funds available in the Principal Distribution Account for that Payment Date MINUS (y) an amount equal to the sum of (1) the Class A Principal Payment Amount for that Payment Date PLUS (2) the Class B Principal Payment Amount for that Payment Date; PROVIDED, FURTHER, that on the Final Scheduled Payment Date of Class C Notes, the Class C Principal Payment Amount will not be less than the amount that is necessary to pay Class C Notes in full; and PROVIDED, FURTHER, that the Class C Principal Payment Amount on any Payment Date will not exceed the Outstanding Amount of the Class C Notes on that Payment Date.

      "Class C Target Advance Rate Percentage" means 94.00%.

      "Class D Final Scheduled Payment Date" shall mean the January 2014 Payment Date.

      "Class D Interest Payment Amount" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class D Interest Rate times (ii) the number of days from and including the Closing Date to and excluding the 15th day of the calendar month in which the initial Payment Date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the Outstanding Amount of the Class D Notes as of the Closing Date; and (b) with respect to any subsequent Payment Date, the sum of
(i) the product of (x) one-twelfth of the Class D Interest Rate times (y) the Outstanding Amount of the Class D Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class D Notes on such immediately preceding Payment Date and (ii) the amount of Class D Interest

                                   Appendix A

Payment Amount payable on the prior Payment Date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class D Interest Rate.

      "Class D Interest Rate" shall mean 6.25%.

      "Class D Noteholder" shall mean the Person in whose name a Class D Note is registered in the Note Register.

      "Class D Notes" shall mean $15,926,000 aggregate initial principal amount Class D 6.25% Asset Backed Notes issued by the Issuer pursuant to the Indenture, substantially in the form of Exhibit D to the Indenture.

      "Class D Principal Payment Amount" shall mean, with respect to any Payment Date, an amount equal to (a) 100% of the funds available in the Principal Distribution Account for such Payment Date MINUS (b) an amount equal to the sum of (i) the Class A Principal Payment Amount for such Payment Date, (ii) the Class B Principal Payment Amount for such Payment Date and (iii) the Class C Principal Payment Amount for such Payment Date; PROVIDED, HOWEVER, that, on the Final Scheduled Payment Date for the Class D Notes, the Class D Principal Payment Amount will not be less than the amount that is necessary to pay the Class D Notes in full; and PROVIDED, FURTHER, that the Class D Principal Payment Amount on any Payment Date will not exceed the Outstanding Amount of the Class D Notes on such Payment Date.

      "Clearance System" shall have the meaning specified in Section 2.2 of the Indenture.

      "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

      "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      "Closing Date" shall mean August 2, 2006.

      "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

      "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

      "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

      "Collection Period" shall mean, with respect to each Payment Date, the calendar month preceding the calendar month in which such Payment Date occurs.

      "Collections" shall mean, with respect to any Collection Period, all amounts received from the Receivables Servicers in respect of such Collection Period which represent: (a) payments by or on behalf of Obligors on the Receivables, (b) Liquidation Proceeds, (c) proceeds under physical damage and other insurance policies relating to the Obligor or the Financed

                                   Appendix A

Vehicle and (d) any other amounts received from the Receivables Servicers in respect of the Receivables which are required to be remitted to the holder of the applicable Receivables; provided, however, that the term "Collections" shall exclude any Supplemental Servicing Fees.

      "Commission" shall mean the Securities and Exchange Commission.

      "Controlling Class" shall mean (i) if the Class A Notes have not been paid in full, the Class A Notes, (ii) if the Class A Notes have been paid in full and Class B Notes remain Outstanding, the Class B Notes, (iii) if the Class A Notes and the Class B Notes have been paid in full and Class C Notes remain Outstanding, the Class C Notes, and (iv) if the Class A Notes, the Class B Notes and the Class C Notes have been paid in full, the Class D Notes.

      "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); and (ii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services/Global Debt - GSALT 2006-1, with a copy of all notices, directions, instructions or requests to 227 West Monroe, 26th Floor, Chicago, Illinois 60606, Attention: Worldwide Securities Services/Global Debt - GSALT 2006-1, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

      "Cut-off Date" shall mean June 30, 2006.

      "Dealer" shall mean a dealer who sold a Financed Vehicle and who originated and sold the related Receivable, directly or indirectly, to Ford Credit or Huntington or OSB.

      "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

      "Deferred Repurchase Amount" shall mean, with respect to any Ford Credit Receivable, all Collections on such Receivable in any Collection Period from time to time after the occurrence of a Deferred Repurchase Trigger Event.

      "Deferred Repurchase Trigger Event" shall mean, with respect to any Ford Credit Receivable, the occurrence of any of the following: (a) the related Obligor becomes a debtor in a bankruptcy proceeding, (b) the related Obligor is engaged in litigation with Ford Credit or any of its Affiliates or (c) Ford Credit charges off such Receivable in accordance with its customary standards, policies and procedures.

      "Definitive Certificates" shall have the meaning specified in Section 3.10 of the Trust Agreement.

                                   Appendix A

      "Definitive Notes" shall have the meaning specified in Section 2.11 of the Indenture.

      "Depositor" shall mean Goldman Sachs Asset Backed Securities Corp., a Delaware corporation and its successors and permitted assigns.

      "Depository Institution" shall mean JPMorgan Chase (or another Eligible Institution) as the depository institution at which the Ford Credit Deposit Account, the Huntington Deposit Account and the SST Deposit Account are maintained.

      "Determination Date" means the first Business Day preceding any Payment Date.

      "Eligible Deposit Account" shall mean either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

      "Eligible Institution" shall mean either (i) the corporate trust department of the Indenture Trustee or the related Trustee, as applicable; (ii) a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (1) which has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "Aa3" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of "A-1+" by Standard & Poor's and "Prime-1" by Moody's and (2) whose deposits are insured by the Federal Deposit Insurance Corporation or (iii) any depository institution or trust company in respect of which the Rating Agency Condition is satisfied.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      "Event of Default" shall have the meaning specified in Section 5.1 of the Indenture.

      "Event of Servicing Termination" shall mean an event specified in Section
7.1 of the Sale and Servicing Agreement.

      "Excess Allocation of Principal" shall mean, with respect to any Payment Date, an amount not less than zero equal to the excess, if any, of (a) the aggregate outstanding principal amount of all the Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on such preceding Payment Date); over (b) the sum of (i) the Pool Balance at the end of the Collection Period preceding such Payment Date minus the Target Overcollateralization Level with respect to such Payment Date; and plus (ii) the sum of the First Allocation of Principal, if any, the Second Allocation of Principal, if any, the Third Allocation of Principal, if any, and the Regular Allocation of Principal, if any, each with respect to such Payment Date; provided, however, that the Excess Allocation of Principal shall not exceed the aggregate outstanding principal amount of all the Notes on such Payment Date (after giving effect to any principal payments made on the securities on such Payment Date in respect of the First Allocation of Principal, if any, the Second Allocation of Principal, the Third Allocation of

                                   Appendix A

Principal and the Regular Allocation of Principal, if any); and provided, further, that on or after the Final Scheduled Payment Date relating to the Class D Notes, the Excess Allocation of Principal shall not be less than the amount that is necessary to reduce the balance of the Class D Notes to zero.

      "Excess Spread" means, for any Payment Date, an amount not less than zero equal to (a) the excess of the Available Funds for such Payment Date over amounts received in respect of principal on the Receivables minus (b) the sum of the Indenture Trustee Fee, the Owner Trustee Fee and the Receivables Servicer Servicing Fees payable to the Receivables Servicers for the preceding Collection Period and the Class A Interest Payment Amount, the Class B Interest Payment Amount and the Class C Interest Payment Amount for that Payment Date.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

      "Final Scheduled Payment Date" shall mean, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date, (iv) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date, (v) the Class B Notes, the Class B Final Scheduled Payment Date, (vi) the Class C Notes, the Class C Final Scheduled Payment Date and (vii) the Class D Notes, the Class D Final Scheduled Payment Date.

      "Financed Vehicle" shall mean a new or used automobile or light-duty truck securing an Obligor's indebtedness under the respective Receivable.

      "Fitch" shall mean Fitch, Inc. or its successor in interest.

      "First Allocation of Principal" shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of (x) the Outstanding Amount of the Class A Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes on such preceding Payment Date) or, in the case of the initial Payment Date, the Closing Date, over (y) the Pool Balance as of the end of the related Collection Period; PROVIDED, HOWEVER, that the First Allocation of Principal for any Payment Date on or after the Final Scheduled Payment Date for any class of Class A Notes shall not be less than the amount such is necessary to reduce the Outstanding Amount for such class of Class A Notes to zero.

      "Ford Credit" shall mean Ford Motor Credit Company, a Delaware corporation, and its successors.

      "Ford Credit Acknowledgment" shall mean the acknowledgement executed by Ford Credit, dated as of the Closing Date, and acknowledged by Trust I and the Servicer.

                                   Appendix A

      "Ford Credit Agreements" means the Ford Credit Purchase Agreement and the Ford Credit Servicing Agreement.

      "Ford Credit Deposit Account" shall mean the account at the Depository Institution into which collections on the Ford Credit Receivables are deposited.

      "Ford Credit Purchase Agreement" shall mean the Purchase and Sale Agreement, dated as of March 1, 2005, by and between Ford Credit and Trust I.

      "Ford Credit Receivables" shall mean the Receivables listed in Schedule A to the Sale and Servicing Agreement as the Ford Credit Receivables, which Receivables were sold by Ford Credit to Trust I under the Ford Credit Purchase Agreement and by Trust I to the Depositor under the Trust I Receivables Purchase Agreement.

      "Ford Credit Receivables Representations" shall mean the representations and warranties by Ford Credit about the Ford Credit Receivables, as such representations and warranties are set forth in the Ford Credit Purchase Agreement, the breach of which would result in a requirement by Ford Credit to repurchase the Receivable under the Ford Credit Purchase Agreement.

      "Ford Credit Servicing Agreement" shall mean the Servicing Agreement, dated as of March 1, 2005, by and between Ford Credit and Trust I.

      "Global Note" shall have the meaning specified in Section 2.2 of the Indenture.

      "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

      "Guaranty" shall mean the Guaranty, dated as of the Closing Date, issued by The Goldman Sachs Group, Inc. in favor of the Issuer.

      "Holder" shall mean either a Certificateholder or Noteholder, as the case may be.

      "Huntington" shall mean The Huntington National Bank, a national banking association, and its successors.

      "Huntington Agreements" means the Huntington Purchase and Servicing Agreement, the Huntington Servicing Agreement, the Huntington Assignment, Assumption and Recognition Agreement, the Huntington Indemnity Agreement and the Huntington Representations and Warranties Agreement.

                                   Appendix A

      "Huntington Assignment, Assumption and Recognition Agreement" shall mean the Assignment, Assumption and Recognition Agreement, dated as of the Closing Date, by and among Huntington, Trust II and the Depositor.

      "Huntington Deposit Account" shall mean the account at the Depository Institution into which collections on the Huntington Receivables are required to be deposited in accordance with the Huntington Servicing Agreement.

      "Huntington Indemnity Agreement" shall mean the Indemnity Agreement dated as of August 2, 2006 among Huntington, the Depositor and the Representative.

      "Huntington Purchase and Servicing Agreement" means the Purchase and Servicing Agreement, dated as of June 7, 2005, by and between Huntington and Trust II.

      "Huntington Receivables" shall mean the Receivables listed on Schedule A to the Sale and Servicing Agreement as the Huntington Receivables, which were sold by Huntington to Trust II under the Huntington Purchase and Servicing Agreement and by Trust II to the Depositor under the Trust II Receivables Purchase Agreement.

      "Huntington Receivables Representations" shall mean the representations and warranties by Huntington about the Huntington Receivables, as such representations and warranties are set forth in the Huntington Purchase and Servicing Agreement or the Huntington Representations and Warranties Agreement, the breach of which would result in a requirement by Huntington to repurchase the Receivable under the either such agreement.

      "Huntington Representations and Warranties Agreement" shall mean the Representations and Warranties Agreement, dated as of the Closing Date, by and among Huntington, Trust II, the Depositor, the Issuer and the Servicer.

      "Huntington Servicing Agreement" shall mean the Servicing Agreement, dated as of August 2, 2006, by and between Huntington, as servicer, and Goldman Sachs Mortgage Company, as master servicer.

      "Indenture" shall mean the Indenture, dated as of the Closing Date, by and between the Issuer and the Indenture Trustee.

      "Indenture Secured Parties" shall mean the Indenture Trustee and the Noteholders.

      "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Indenture Secured Parties (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

      "Indenture Trustee" shall mean JPMorgan Chase, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

      "Indenture Trustee Fee" means $3,500.00 per annum.

                                   Appendix A

      "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, Trust I, Trust II, Trust III and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

      "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

      "IRS" shall mean the Internal Revenue Service.

      "Issuer" shall mean the GS Auto Loan Trust 2006-1, a Delaware statutory trust, and its successors.

      "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

      "Investment Company Act" means the Investment Company Act of 1940, as amended.

      "JPMorgan Chase" means JPMorgan Chase Bank, National Association, a national banking association, and its successors.

      "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics' liens, and any liens which arise by operation of law.

                                   Appendix A

      "Liquidated Receivable" shall mean any Receivable that, by its terms, is in default and (i) as to which the applicable Receivables Servicer has repossessed and disposed of the related Financed Vehicle or (ii) any other condition has occurred under the applicable Receivables Servicing Agreement which requires such Receivable to be treated as a "liquidated receivable", "defaulted receivable" or similar concept.

      "Liquidation Proceeds" means, with respect to any Liquidated Receivable, all amounts collected in connection with the liquidation of such Liquidated Receivable, net of any expenses or other amounts the applicable Receivables Servicer is permitted to deduct under the related Originator Agreement or SST Servicing Agreement, as the case may be.

      "London Business Day" shall mean any day other than a Saturday, Sunday or day on which banking institutions in London, England are authorized or obligated by law or government decree to be closed.

      "Memorandum" shall mean the Private Placement Memorandum dated August 2, 2006, relating to Class D Notes and the Certificates.

      "Monthly Noteholder Report" is defined in Section 3.8 of the Sale and Servicing Agreement.

      "Monthly Remittance Condition" shall mean (a) with respect to Ford Credit, the "Monthly Remittance Condition" as defined in the Ford Credit Servicing Agreement and (b) with respect to Huntington, the condition described in Section 4.03(a) of the Huntington Purchase and Servicing Agreement.

      "Moody's" shall mean Moody's Investors Service, Inc. or its successor in interest.

      "Net Liquidation Losses" means with respect to any Collection Period, the amount, if any, by which (a) the aggregate Principal Balance of all Receivables that became Liquidated Receivable during that Collection Period exceeds (b) any and all recoveries received during that Collection Period.

      "Net Servicing Fee" shall mean, with respect to any Collection Period, the Servicing Fee for that Collection Period minus the Netted Receivables Servicer Servicing Fee Amount for that Collection Period.

      "Netted Receivables Servicer Servicing Fee Amount" shall mean, with respect to any Collection Period, the amount that was retained or netted by the Receivables Servicers from collections received during that Collection Period in respect of the Receivables Servicer Servicing Fee for that Collection Period.

      "Note Depositary Agreement" shall mean the Letter of Representations, dated as of the Closing Date by and among the Issuer, the Indenture Trustee, as agent and The Depository Trust Company regarding the Notes.

      "Note Depository" shall mean The Depository Trust Company or any successor depository.

                                   Appendix A

      "Note Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a nine-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Factor will be 1.00000000 as of the Closing Date; thereafter, the Note Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

      "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account and the Principal Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

      "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

      "Noteholder" or "holder of a Note" shall mean the Person in whose name a
Note is registered on the Note Register.

      "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, collectively.

      "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable.

      "Offered Notes" shall mean, collectively, the Class A Notes, the Class B Notes, and the Class C Notes.

      "Officer's Certificate" shall mean (i) with respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer and (ii) with respect to the Depositor or the Servicer, a certificate signed by any officer of the Depositor or the Servicer, as applicable.

      "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

      "Optional Purchase Price" shall mean, with respect to any Payment Date, an amount equal to the greater of (a) the fair market value of the Trust Estate as of such Payment Date or (b) the sum of (i) the unpaid principal amount of the Notes plus accrued and unpaid interest thereon up to but excluding that Payment Date and (ii) all amounts owing by the Issuer to the Owner Trustee, the Indenture Trustee and the Servicer as of such Payment Date, to the extent not previously paid.

                                   Appendix A

      "Original Pool Balance" shall mean an amount equal to the aggregate Principal Balance of the Receivables as of the Cut-off Date, which shall be $860,904,586.66.

      "Originator" shall mean Huntington, with respect to the Huntington Receivables, Ford Credit, with respect to the Ford Credit Receivables and OSB, with respect to the OSB Receivables.

      "Originator Agreement" means a Ford Credit Agreement, a Huntington Agreement or an OSB Agreement.

      "Originator Purchase Agreement" means the Ford Credit Purchase Agreement, OSB Purchase Agreement or the Huntington Purchase and Servicing Agreement.

      "OSB" shall mean Ohio Savings Bank, a federal savings bank, and its successors.

      "OSB Agreements" shall mean the OSB Assignment, Assumption and Recognition Agreement and the OSB Purchase Agreement.

      "OSB Assignment, Assumption and Recognition Agreement" shall mean the Assignment, Assumption and Recognition Agreement, dated as of the Closing Date, by and among OSB, Trust III and the Depositor.

      "OSB Purchase Agreement" shall mean the Purchase Agreement, dated as of June 28, 2005, by and between OSB and Trust III.

      "OSB Receivables" shall mean the Receivables listed in Schedule A to the Sale and Servicing Agreement as the OSB Receivables, which Receivables were sold by OSB to Trust III under the OSB Purchase Agreement and by Trust III to the Depositor under the Trust III Receivables Purchase Agreement.

      "OSB Receivables Representations" shall mean the representations and warranties by OSB about the OSB Receivables, as such representations and warranties are set forth in the OSB Purchase Agreement, the breach of which would result in a requirement by OSB to repurchase the Receivable under the OSB Purchase Agreement.

      "Other Assets" shall mean any assets (or interests therein) (other than the Trust Property) conveyed or purported to be conveyed by the Depositor to another Person or Persons other than the Issuer, whether by way of a sale, capital contribution or by virtue of the granting of a lien.

      "Outstanding" shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture, as applicable, except:

            (a) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

            (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes

                                   Appendix A
      are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

            (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee or the Note Registrar, as applicable, is presented that any such notes are held by a bona fide purchaser;

provided, that in determining whether the holders of Notes evidencing the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee, shall be fully protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded; provided, however, if the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons owns an entire Class of Notes, such Notes shall be deemed to be Outstanding. Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons.

      "Outstanding Amount" shall mean, as of any date of determination and as to any Notes, the aggregate principal amount of such Notes Outstanding as of such date of determination.

      "Owner Trust Estate" shall mean all right, title and interest of the Issuer in, to and under the property and rights assigned to the Issuer pursuant to Article II of the Sale and Servicing Agreement.

      "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

      "Owner Trustee Fee" means the fee payable to the Owner Trustee, as set forth in the fee letter from the Owner Trustee to the Depositor.

      "Participant" shall mean a participant in or member of the Note
Depository.

      "Payment Date" shall mean the 15th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

      "Percentage Interest" shall mean, with respect to a Certificate, the individual percentage interest of such Certificate, which shall be specified on the face thereof, in the distributions on the Certificates. The sum of the Percentage Interests for all Certificates shall be 100%.

                                   Appendix A

      "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date which evidence:

            (a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

            (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

            (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

            (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

            (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

            (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

            (g) any other investment with respect to which the Rating Agency Condition is satisfied.

Each of the Permitted Investments may be purchased by the Indenture Trustee or through an affiliate of the Indenture Trustee.

      "Person" shall mean any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

      "Plan" shall mean an employee benefit or other plan or arrangement (such as an individual retirement account or Keogh plan) that is subject to ERISA,
Section 4975 of the Code

                                   Appendix A
or a Similar Law, or an entity deemed to hold the assets of any of the foregoing by reason of investment by an employee benefit plan or other plan in such entity.

      "Plan Assets Regulation" shall mean the Department of Labor's regulation set forth at 29 C.F.R. Section 2510.3-101.

      "Pool Balance" shall mean, with respect to any Payment Date, an amount equal to the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted for the related Collection Period.

      "Pool Factor" as of the last day of a Collection Period shall mean a nine-digit decimal figure equal to the Pool Balance at that time divided by the Original Pool Balance.

      "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

      "Prepayment Date" shall mean with respect to a prepayment of the Notes pursuant to Section 10.1 of the Indenture, the Payment Date specified by Servicer or the Issuer pursuant to Section 10.1 of the Indenture.

      "Prepayment Price" shall mean in the case of a Class of Notes to be prepaid, an amount equal to the unpaid principal amount of such Class of Notes plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Prepayment Date.

      "Principal Balance" means, with respect to a Receivable, the principal balance of such Receivable on the books and records of the applicable Receivables Servicer, calculated in accordance with the customary practices of the Receivables Servicer.

      "Principal Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

      "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

      "Prospectus" shall have the meaning specified in the Underwriting
Agreement.

      "Prospectus Supplement" shall have the meaning specified in the Underwriting Agreement.

      "Purchase Amount" shall mean (a) for a repurchase of a Ford Credit Receivable, the purchase price for repurchases under the Ford Credit Purchase Agreement (including any Deferred Purchase Amount), (b) for a repurchase of a Huntington Receivable, the purchase price

                                   Appendix A
for repurchases under the applicable Huntington Agreement, and (c) for a repurchase of an OSB Receivable, the purchase price for repurchases under the applicable OSB Agreement.

      "Purchased Property" shall mean, collectively, (i) the Receivables, (ii) an amount equal to the interest Collections on the Receivables for the initial Collection Period multiplied by a fraction, the numerator of which is the number of days (calculated on the basis of a 360-day year consisting of twelve 30-day months) from and including the Closing Date to and excluding the initial Payment Date, and the denominator of which is equal to thirty, (iii) all interest Collections after the initial Collection Period, (iv) all other Collections received after the Cut-off Date, (v) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles, (vi) the Receivable Files, (vii) the rights of Trust I under the Ford Credit Agreements, the rights of Trust II under the Huntington Agreements and the rights of Trust III under the OSB Agreements and the SST Servicing Agreement, as the case may be and (viii) all proceeds of the foregoing.

      "Purchased Receivable" shall mean a Receivable purchased pursuant to
Section 3.6 of the Sale and Servicing Agreement or repurchased pursuant to
Section 2.3 of the Sale and Servicing Agreement.

      "Qualified Institutional Buyer" shall mean a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.

      "Rating Agency" means Fitch, Moody's or S&P, as the context may require. If none of Fitch, Moody's, S&P or a successor thereto remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

      "Rating Agency Condition" shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Servicer, the Depositor, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of any of the Notes.

      "Receivable Files" shall mean the documents specified in Section 2.4 of the Sale and Servicing Agreement.

      "Receivables" shall mean the Ford Credit Receivables, the Huntington Receivables and the OSB Receivables, as the case may be, listed on Schedule A to the Sale and Servicing Agreement and all proceeds thereof and rights to payments thereunder.

      "Receivables Purchase Agreements" shall mean the Trust I Receivables Purchase Agreement, Trust II Receivables Purchase Agreement and the Trust III Receivables Purchase Agreement.

      "Receivables Servicer" shall mean (i) Ford Credit with respect to the Ford Credit Receivables, (ii) Huntington with respect to the Huntington Receivables and (iii) SST with respect to the OSB Receivables.

                                   Appendix A

      "Receivables Servicer Servicing Fee" means, with respect to a Receivables Servicer and a Collection Period, the amount of the Receivables Servicer Servicing Fee payable to such Receivables Servicer under the applicable Receivables Servicer Servicing Agreement, which amount shall not exceed one-twelfth of the Receivables Servicing Fee Rate multiplied by the aggregate Principal Balance of those Receivables serviced by that Receivables Servicer as of the first day of that Collection Period.

      "Receivables Servicer Supplemental Payment Amount" shall mean, with respect to any Payment Date, the lesser of (a) the Netted Receivables Servicer Servicing Fee Amount for the related Collection Period and (b) the excess, if any, of (i) the aggregate amount required to pay in full those payments described in Section 8.2(c)(i) through (ix) of the Indenture (or, if there is a Overcollateralization Increase Condition in effect, clauses (i) through (xi) of the Indenture) for such Payment Date over (ii) the Available Funds (excluding clause (c) thereof) for such Payment Date.

      "Receivables Servicing Agreement" shall mean the Ford Credit Servicing Agreement or the Huntington Servicing Agreement or the SST Servicing Agreement.

      "Receivables Servicing Fee Rate" shall mean an amount not to exceed 1.00% payable in accordance with the applicable Receivables Servicing Agreement.

      "Record Date" shall mean, with respect to any Payment Date or Prepayment Date and any Book-Entry Security, the close of business on the day prior to such Payment Date or Prepayment Date or, with respect to any Definitive Note or Definitive Certificate, the last day of the month preceding the month in which such Payment Date or Prepayment Date occurs.

      "Registered Noteholder" shall mean the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

      "Registration Statement" shall mean Registration Statement No. 333-132001 filed by the Depositor with the Commission in the form in which it became effective on June 27, 2006.

      "Regular Allocation of Principal" shall mean, with respect to any Payment Date, an amount not less than zero equal to the excess, if any, of (a) Pool Balance (excluding Liquidated Receivables) as of the beginning of the related Collection Period minus the Pool Balance (excluding Liquidated Receivables) as of the end of the related Collection Period over (b) the sum of the First Allocation of Principal for such Payment Date, the Second Allocation of Principal for such Payment Date and the Third Allocation of Principal for such Payment Date, minus (b) the excess, if any, of (i) the aggregate principal amount of the receivables (excluding Liquidated Receivables) as of the beginning of the related Collection Period minus the aggregate outstanding principal amount of the notes as of the preceding Payment Date (after giving effect to all payments made on such date) over (iii) the Target Overcollateralization Level for that Payment Date.

      "Regulation AB" shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.110-229.1123, as such regulation may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg.

                                   Appendix A

1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      "Regulation S" shall mean Regulation S under the Securities Act.

      "Regulation S Global Note" shall have the meaning specified in Section 2.2 of the Indenture.

      "Representative" shall mean Goldman, Sachs & Co., as representative of the several Underwriters.

      "Rule 144A Global Note" shall have the meaning specified in Section 2.2 of the Indenture.

      "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of the Closing Date, among the Issuer, the Depositor, the Indenture Trustee and the Servicer.

      "Sarbanes-Oxley Act" shall mean the Sarbanes-Oxley Act of 2002, as amended, modified or supplemented from time to time, and any successor law thereto.

      "Schedule of Receivables" shall mean the list of Receivables attached as Schedule A to the Sale and Servicing Agreement and the Indenture (which Schedules may be in the form of microfiche, disk or other means acceptable to the Trustee).

      "Scheduled Payment" shall mean, for any Receivable, the scheduled monthly payment amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

      "Second Allocation of Principal" shall mean, with respect to any Payment Date, an amount not less than zero equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A Notes and the Class B Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes and the Class B Notes on such preceding Payment Date) or, in the case of the initial Payment Date, the Closing Date, over (y) the Pool Balance as of the end of the related Collection Period MINUS (2) the First Allocation of Principal for such Payment Date; PROVIDED, HOWEVER, that that the Second Allocation of Principal shall not exceed the sum of the aggregate outstanding principal amount of the Class A Notes and the Class B Notes on such Payment Date (after giving effect to any principal payments made on the Class A Notes and the Class B Notes on such Payment Date in respect of the First Allocation of Principal, if any); PROVIDED, FURTHER, HOWEVER, that the Second Allocation of Principal for any Payment Date on or after the Final Scheduled Payment Date for any class of Class B Notes shall not be less than the amount such is necessary to reduce the Outstanding Amount of such class of Class B Notes to zero.

      "Secretary of State" shall mean the Secretary of State of the State of Delaware.

      "Securities" shall mean the Notes and the Certificates, collectively.

                                   Appendix A

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Securityholder" shall mean a Noteholder or a Certificateholder, as applicable.

      "Sellers" shall mean Trust I, Trust II and Trust III.

      "Sequential Principal Payment Trigger Percentage" means, with respect to any Payment Date set forth below, the percentage corresponding thereto:

            Payment Date                                   Percentage
            ------------                                   ----------

            Through and including July 2007                   1.50%

            August 2007 through and including July 2008       2.25%

            August 2008 and thereafter                        2.50%

      "Servicer" shall mean Goldman Sachs Mortgage Company as the servicer of the Receivables under the Sale and Servicing Agreement, and each successor to thereto (in the same capacity) pursuant to Section 7.1 of the Sale and Servicing Agreement.

      "Servicing Criteria" shall mean the "servicing criteria" set forth in Item 1122(d) of Regulation AB.

      "Servicing Fee" shall mean, (i) with respect to the first Collection Period, a fee payable to the Servicer equal to the product of (A) a fraction, the numerator of which is the number of days (calculated on the basis of a 360-day year consisting of twelve 30-day months) from and including the Closing Date to and excluding the initial Payment Date, and the denominator of which is equal to thirty, (B) one-twelfth of the Servicing Fee Rate and (C) the aggregate Principal Balance of the Receivables as of the first day of that Collection Period and (ii) with respect to each subsequent Collection Period, a fee payable to the Servicer equal to the product of (A) one-twelfth of the Servicing Fee Rate and (B) the aggregate Principal Balance of the Receivables as of the first day of that Collection Period.

      "Servicing Fee Rate" shall mean 1.05%.

      "Similar Law" shall mean a foreign, federal, state or local law that imposes requirements similar to Title I of ERISA or Section 4975 of the Code.

      "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the amount of interest accrued from the date of the preceding payment to the date of the current payment.

                                   Appendix A

      "Simple Interest Receivable" shall mean any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

      "SST" shall mean Systems & Services Technologies, Inc., a Delaware corporation.

      "SST Deposit Account" shall mean the account at the Depository Institution into which collections on the OSB Receivables are deposited.

      "SST Servicing Agreement" shall mean the Servicing Agreement, dated as of June 28, 2005, by and between SST and Trust III.

      "Standard & Poors" or "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

      "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

      "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code Section 3801 et seq., as amended.

      "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 7.2 of the Sale and Servicing Agreement.

      "Supplemental Servicing Fees" means any late fees, NSF check fees or other similar amounts entitled to be retained by the Receivables Servicers, if any, as set forth in the related Receivables Servicing Agreement.

      "Target Overcollateralization Level" shall mean, on any Payment Date, the greater of (a) 3.00% of the Pool Balance as of the end of the related Collection Period and (b) 1.00% of the Original Pool Balance.

      "Temporary Regulation S Global Note" shall have the meaning specified in
Section 2.2 of the Indenture.

      "Third Allocation of Principal" shall mean, with respect to any Payment Date, an amount not less than zero equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A Notes, the Class B Notes and the Class C Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes, the Class B Notes and the Class C Notes on such preceding Payment Date) or, in the case of the initial Payment Date, the Closing Date, over (y) the Pool Balance as of the end of the related Collection Period MINUS (2) the First Allocation of Principal and the Second Allocation of Principal for such Payment Date; PROVIDED, HOWEVER, that that the Third Allocation of Principal shall not exceed the sum of the aggregate outstanding principal amount of the Class A Notes, the Class B Notes and the Class C Notes on such Payment Date (after giving effect to any principal payments made on the Class A Notes, the Class B Notes and the Class C Notes on such Payment Date in respect of the First Allocation of Principal and Second Allocation of Principal, if any); PROVIDED, FURTHER, HOWEVER, that the Third Allocation of Principal for any Payment Date on or after the Final Scheduled

                                   Appendix A

Payment Date for Class C Notes shall not be less than the amount such is necessary to reduce the Outstanding Amount of Class C Notes to zero.

      "Three-Month Annualized Excess Spread Ratio" means, with respect to any Payment Date, the product of (x) twelve and (y) the average of the Monthly Excess Spread Ratios for that Payment Date and each of the two preceding Payment Dates. For the purpose of this definition, the "Monthly Excess Spread Ratio" means, for any Payment Date, a fraction expressed as a percentage, the numerator of which is equal to the Excess Spread for that Payment Date and the denominator of which is equal to the Pool Balance as of the first day of the preceding Collection Period.

      "Three-Month Annualized Net Loss Ratio" shall mean, with respect to any date of determination, the product of (x) twelve and (y) the average of the Monthly Net Loss Ratios for each of the three preceding Collection Periods (or if prior to three months from the Closing Date, the number of whole Collection Periods since the Cut-off Date). For the purpose of this definition, the "Monthly Net Loss Ratio" means, for the last day of any Collection Period, a fraction expressed as a percentage, the numerator of which is equal to the Net Liquidation Losses for that Collection Period and the denominator of which is equal to the aggregate principal balance of the Receivables as of the first day of that Collection Period.

      "Three-Month Delinquency Ratio" means, with respect to any date of determination, the average of the Monthly Delinquency Ratios for each of the three preceding Collection Periods (or if prior to three months from the Closing Date, the number of whole Collection Periods since the Cut-off Date). For the purpose of this definition, the "Monthly Delinquency Ratio" means, for any Collection Period, a fraction expressed as a percentage, the numerator of which is equal to the Pool Balance (other than Liquidated Receivables) that are more than 30 days past due as of the close of business on the last day of that Collection Period and the denominator of which is equal to the Pool Balance (other than Liquidated Receivables) as of the close of business on the last day of that Collection Period.

      "Transferred Assets" shall mean, collectively, (i) the Receivables, (ii) an amount equal to the interest Collections on the Receivables for the initial Collection Period multiplied by a fraction, the numerator of which is the number of days (calculated on the basis of a 360-day year consisting of twelve 30-day months) from and including the Closing Date to and excluding the initial Payment Date, and the denominator of which is equal to thirty, (iii) all interest Collections after the initial Collection Period, (iv) all other Collections received after the Cut-off Date, (v) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles, (vi) the Receivable Files, (vii) the rights of the Depositor under the Receivables Purchase Agreements, the Huntington Assignment, Assumption and Recognition Agreement and the OSB Assignment, Assumption and Recognition Agreement and (viii) all proceeds of the foregoing.

      "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                                   Appendix A

      "Trust Accounts" shall mean the Collection Account, the Principal Distribution Account and the Certificate Distribution Account.

      "Trust Agreement" shall mean the Amended and Restated Trust Agreement of the Issuer dated as of the Closing Date by and between the Depositor and the Owner Trustee, as amended and/or restated from time to time.

      "Trust I" shall mean GS Whole Loan Trust, a Delaware statutory trust.

      "Trust II" shall mean GS Whole Loan Trust II, a Delaware statutory trust.

      "Trust III" shall mean GS Whole Loan Trust III, a Delaware statutory trust.

      "Trust I Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement, dated as of the Closing Date, by and between Trust I, as seller, and the Depositor, as purchaser.

      "Trust II Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement, dated as of the Closing Date, by and between Trust II, as seller, and the Depositor, as purchaser.

      "Trust III Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement, dated as of the Closing Date, by and between Trust III, as seller, and the Depositor, as purchaser.

      "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

      "Trust Property" shall mean, collectively, (i) the Transferred Assets,
(ii) the Trust Accounts and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof,
(iii) all of the Issuer's rights under the Sale and Servicing Agreement and the Guaranty and (iv) all proceeds of any of the foregoing.

      "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

      "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

      "Underwriters" shall mean the underwriters named in Schedule I to the Underwriting Agreement.

                                   Appendix A

      "Underwriting Agreement" shall mean the Underwriting Agreement, dated July 28, 2006 between the Depositor and the Representative.

      "Underwritten Securities" shall mean the Class A Notes, Class B Notes and Class C Notes.

      "Unmatured Event of Default" shall mean an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default.

      "U.S. Person" shall have the meaning ascribed to such term in Regulation S.

                                   Appendix A

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                                   SCHEDULE A

                                   RECEIVABLES

                                   Schedule A